COLONIAL SHORT DURATION
U.S. GOVERNMENT FUND

COLONIAL FEDERAL SECURITIES FUND

Supplement to Prospectus
dated December 29, 1998

Leslie W. Finnemore is a co-manager of the Colonial
Short Duration U.S. Government Fund. Ann Peterson continues to serve as lead portfolio manager of the Fund.

Ms. Finnemore is a senior vice president of Colonial
Management Associates, Inc. (Colonial)  Ms.
Finnemore is the lead manager for the Colonial
Intermediate U.S. Government Fund and has managed the Fund since it commenced operations in 1987. Ms.
Finnemore has also managed or co-managed other
Colonial taxable income funds since 1987.

Michael Bissonnette is a co-manager of Colonial
Federal Securities Fund. Mr. Bissonnette is a vice president of Colonial. Prior to joining Colonial, Mr.
Bissonnette was a portfolio manager for APAM, Inc.
from June 1998 to June 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998.
From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and vice president at Colonial.



GF-36/330H-0699 (06/99)                        July 12, 1999